Exhibit 99.2

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

	2Q	3Q	4Q	1Q	2Q	2Q23 Increase/ (Decrease) from		Six Months	Six Months	YTD 2023 vs. YTD 2022 Increase/
	2022	2022	2022	2023	2023	1Q23	2Q22	2022	2023	(Decrease)

Total revenues, net of interest expense(1)(2)	$19,638	$18,508	$18,006	$21,447	$19,436	(9%)	(1%)	$38,824	$40,883	5%
Total operating expenses	12,393	12,749	12,985	13,289	13,570	2%	9%	25,558	26,859	5%
Net credit losses (NCLs)	850	887	1,180	1,302	1,504	16%	77%	1,722	2,806	63%
Credit reserve build / (release) for loans	534	441	593	435	257	(41%)	(52%)	(78)	692	NM
Provision / (release) for unfunded lending commitments	(159)	(71)	47	(194)	(96)	51%	40%	315	(290)	NM
Provisions for benefits and claims, HTM debt securities and other assets	49	108	25	432	159	(63%)	NM	70	591	NM
Provisions for credit losses and for benefits and claims	1,274	1,365	1,845	1,975	1,824	(8%)	43%	2,029	3,799	87%
Income from continuing operations before income taxes	5,971	4,394	3,176	6,183	4,042	(35%)	(32%)	11,237	10,225	(9%)
Income taxes	1,182	879	640	1,531	1,090	(29%)	(8%)	2,123	2,621	23%
Income from continuing operations	4,789	3,515	2,536	4,652	2,952	(37%)	(38%)	9,114	7,604	(17%)
Income (loss) from discontinued operations, net of taxes(3)	(221)	(6)	(2)	(1)	(1)	-	100%	(223)	(2)	99%
Net income before noncontrolling interests	4,568	3,509	2,534	4,651	2,951	(37%)	(35%)	8,891	7,602	(14%)
Net income (loss) attributable to noncontrolling interests	21	30	21	45	36	(20%)	71%	38	81	NM
Citigroup's net income	$4,547	$3,479	$2,513	$4,606	$2,915	(37%)	(36%)	$8,853	$7,521	(15%)

Diluted earnings per share:
Income from continuing operations	$2.30	$1.63	$1.16	$2.19	$1.33	(39%)	(42%)	$4.32	$3.52	(19%)
Citigroup's net income	$2.19	$1.63	$1.16	$2.19	$1.33	(39%)	(39%)	$4.20	$3.52	(16%)

Preferred dividends	$238	$277	$238	$277	$288	4%	21%	$517	$565	9%

Income allocated to unrestricted common shareholders - basic
Income from continuing operations	$4,495	$3,180	$2,253	$4,296	$2,595	(40%)	(42%)	$8,499	$6,890	(19%)
Citigroup's net income	4,274	$3,174	$2,251	$4,295	2,594	(40%)	(39%)	$8,276	$6,888	(17%)

Income allocated to unrestricted common shareholders - diluted
Income from continuing operations	$4,506	$3,191	$2,264	$4,307	$2,610	(39%)	(42%)	$8,518	$6,916	(19%)
Citigroup's net income	$4,285	$3,185	$2,262	$4,306	$2,609	(39%)	(39%)	$8,295	$6,914	(17%)

Shares (in millions):
Average basic	1,941.5	1,936.8	1,936.9	1,943.5	1,942.8	-	-	1,956.6	1,943.2	(1%)
Average diluted	1,958.1	1,955.1	1,955.9	1,964.1	1,968.6	-	1%	1,973.2	1,966.3	-
Common shares outstanding, at period end	1,936.7	1,936.9	1,937.0	1,946.8	1,925.7	(1%)	(1%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(4)(5)(6)	11.95%	12.29%	13.03%	13.44%	13.3%
Tier 1 Capital ratio(4)(5)(6)	13.62%	14.01%	14.80%	15.31%	15.2%
Total Capital ratio(4)(5)(6)	15.20%	15.09%	15.46%	15.57%	16.1%
Supplementary Leverage ratio (SLR)(4)(6)(7)	5.66%	5.71%	5.82%	5.96%	6.0%
Return on average assets	0.77%	0.58%	0.41%	0.76%	0.47%			0.75%	0.62%
Return on average common equity	9.7%	7.1%	5.0%	9.5%	5.6%			9.3%	7.5%
Average tangible common equity (TCE) (in billions of dollars)	$154.4	$155.5	$156.9	$161.1	$164.1	2%	6%	$155.3	$162.1	4%
Return on average tangible common equity (RoTCE)	11.2%	8.2%	5.8%	10.9%	6.4%			10.8%	8.7%
Efficiency ratio (total operating expenses/total revenues, net)	63.1%	68.9%	72.1%	62.0%	69.8%	780 bps	670 bps	65.8%	65.7%	(10) bps

Balance sheet data (in billions of dollars, except per share amounts):
Total assets	$2,380.9	$2,381.1	$2,416.7	$2,455.1	$2,423.7	(1%)	2%
Total average assets	2,380.1	2,399.4	2,430.6	2,462.2	2,465.6	-	4%	2,377.1	2,463.9	4%
Total loans	657.3	646.0	657.2	652.0	660.6	1%	1%
Total deposits	1,321.8	1,306.5	1,366.0	1,330.5	1,319.9	(1%)	-
Citigroup's stockholders' equity	199.0	198.6	201.2	208.3	208.7	-	5%
Book value per share	92.95	92.71	94.06	96.59	97.87	1%	5%
Tangible book value per share	80.25	80.34	81.65	84.21	85.34	1%	6%

Direct staff (in thousands)	231	238	240	240	240	-	4%

(1)

1Q23 includes an approximate $1.059 billion gain on sale recorded in Other revenue (approximately $727 million after various taxes) related to Citi's sale of the India consumer banking business.

(2)

3Q22 includes an approximate $616 million gain on sale recorded in Other revenue (approximately $290 million after various taxes) related to Citi's sale of the Philippines consumer banking business.

(3)

2Q22 discontinued operations reflects the release of a currency translation adjustment (CTA) loss (net of hedges) recorded in Accumulated Other Comprehensive Income (AOCI) related to the substantial liquidation of a legal entity (with a non-U.S. dollar functional currency), that had previously divested a legacy business.

(4)

2Q23 is preliminary.

(5)

Citi's binding CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Standardized Approach, whereas Citi's binding Total Capital ratios were derived under the Basel III Advanced Approaches framework for all periods presented. For the composition of Citi's CET1 Capital and ratio, see page 18.

(6)

Citi's regulatory capital ratios and components reflect certain deferrals based on the modified regulatory capital transition provision related to the Current Expected Credit Losses (CECL) standard. For additional information, see "Capital Resources-Regulatory Capital Treatment-Modified Transition of the Current Expected Credit Losses Methodology" in Citigroup's 2022 Annual Report on Form 10-K.

(7)

For the composition of Citi's SLR, see page 18.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

	2Q	3Q	4Q	1Q	2Q	2Q23 Increase/ (Decrease) from		Six Months	Six Months	YTD 2023 vs. YTD 2022 Increase/
	2022	2022	2022	2023	2023	1Q23	2Q22	2022	2023	(Decrease)

Revenues
Interest revenue	$15,630	$19,919	$25,708	$29,395	$32,647	11%	NM	$28,781	$62,042	NM
Interest expense	3,666	7,356	12,438	16,047	18,747	17%	NM	5,946	34,794	NM
Net interest income (NII)	11,964	12,563	13,270	13,348	13,900	4%	16%	22,835	27,248	19%

Commissions and fees	2,452	2,139	2,016	2,366	2,132	(10%)	(13%)	5,020	4,498	(10%)
Principal transactions	4,525	2,625	2,419	3,939	2,528	(36%)	(44%)	9,115	6,467	(29%)
Administrative and other fiduciary fees	1,023	915	880	896	989	10%	(3%)	1,989	1,885	(5%)
Realized gains (losses) on investments	(58)	52	(7)	72	49	(32%)	NM	22	121	NM
Impairment losses on investments and other assets	(96)	(91)	(222)	(86)	(71)	17%	26%	(186)	(157)	16%
Provision for credit losses on AFS debt securities(1)	2	5	(2)	(1)	1	NM	(50%)	2	-	(100%)
Other revenue (loss)	(174)	300	(348)	913	(92)	NM	47%	27	821	NM
Total non-interest revenues (NIR)	7,674	5,945	4,736	8,099	5,536	(32%)	(28%)	15,989	13,635	(15%)
Total revenues, net of interest expense	$19,638	$18,508	$18,006	$21,447	$19,436	(9%)	(1%)	38,824	40,883	5%

Provisions for credit losses and for benefits and claims
Net credit losses	850	887	1,180	1,302	1,504	16%	77%	1,722	2,806	63%
Credit reserve build / (release) for loans	534	441	593	435	257	(41%)	(52%)	(78)	692	NM
Provision for credit losses on loans	1,384	1,328	1,773	1,737	1,761	1%	27%	1,644	3,498	NM
Provision for credit losses on held-to-maturity (HTM) debt securities	20	10	5	(17)	(4)	76%	NM	18	(21)	NM
Provision for credit losses on other assets	7	73	-	425	149	(65%)	NM	3	574	NM
Policyholder benefits and claims	22	25	20	24	14	(42%)	(36%)	49	38	(22%)
Provision for credit losses on unfunded lending commitments	(159)	(71)	47	(194)	(96)	51%	40%	315	(290)	NM
Total provisions for credit losses and for benefits and claims(2)	1,274	1,365	1,845	1,975	1,824	(8%)	43%	2,029	3,799	87%

Operating expenses
Compensation and benefits	6,472	6,745	6,618	7,538	7,388	(2%)	14%	13,292	14,926	12%
Premises and equipment	619	557	601	598	595	(1%)	(4%)	1,162	1,193	3%
Technology / communication	2,068	2,145	2,358	2,127	2,309	9%	12%	4,084	4,436	9%
Advertising and marketing	414	407	424	331	361	9%	(13%)	725	692	(5%)
Other operating	2,820	2,895	2,984	2,695	2,917	8%	3%	6,295	5,612	(11%)
Total operating expenses	12,393	12,749	12,985	13,289	13,570	2%	9%	25,558	26,859	5%

Income from continuing operations before income taxes	5,971	4,394	3,176	6,183	4,042	(35%)	(32%)	11,237	10,225	(9%)
Provision for income taxes	1,182	879	640	1,531	1,090	(29%)	(8%)	2,123	2,621	23%

Income (loss) from continuing operations	4,789	3,515	2,536	4,652	2,952	(37%)	(38%)	9,114	7,604	(17%)
Discontinued operations(3)
Income (loss) from discontinued operations	(262)	(6)	(2)	(1)	(1)	-	100%	(264)	(2)	99%
Provision (benefit) for income taxes	(41)	-	-	-	-	-	100%	(41)	-	100%
Income (loss) from discontinued operations, net of taxes	(221)	(6)	(2)	(1)	(1)	-	100%	(223)	(2)	99%

Net income before noncontrolling interests	4,568	3,509	2,534	4,651	2,951	(37%)	(35%)	8,891	7,602	(14%)
Net income (loss) attributable to noncontrolling interests	21	30	21	45	36	(20%)	71%	38	81	NM

Citigroup's net income	$4,547	$3,479	$2,513	$4,606	$2,915	(37%)	(36%)	$8,853	$7,521	(15%)

(1)	This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS securities to be included in revenue.
(2)	This total excludes the provision for credit losses on AFS securities, which is disclosed separately above.
(3)	See footnote 2 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						2Q23 Increase/
	June 30,	September 30,	December 31,	March 31,	June 30,	(Decrease) from
	2022	2022	2022	2023	2023(1)	1Q23	2Q22
Assets
Cash and due from banks (including segregated cash and other deposits)	$24,902	$26,502	$30,577	$26,224	$25,763	(2%)	3%
Deposits with banks, net of allowance	259,128	273,105	311,448	302,735	271,145	(10%)	5%
Securities borrowed and purchased under agreements to resell, net of allowance	361,334	349,214	365,401	384,198	337,103	(12%)	(7%)
Brokerage receivables, net of allowance	80,486	79,696	54,192	55,491	60,850	10%	(24%)
Trading account assets	340,875	358,260	334,114	383,906	423,189	10%	24%
Investments
Available-for-sale debt securities	238,499	232,143	249,679	240,487	237,334	(1%)	-
Held-to-maturity debt securities, net of allowance	267,592	267,864	268,863	264,342	262,066	(1%)	(2%)
Equity securities	7,787	8,009	8,040	7,749	7,745	-	(1%)
Total investments	513,878	508,016	526,582	512,578	507,145	(1%)	(1%)
Loans, net of unearned income
Consumer(2)	355,605	357,583	368,067	363,696	374,591	3%	5%
Corporate(3)	301,728	288,377	289,154	288,299	286,021	(1%)	(5%)
Loans, net of unearned income	657,333	645,960	657,221	651,995	660,612	1%	-
Allowance for credit losses on loans (ACLL)	(15,952)	(16,309)	(16,974)	(17,169)	(17,496)	(2%)	(10%)
Total loans, net	641,381	629,651	640,247	634,826	643,116	1%	-
Goodwill	19,597	19,326	19,691	19,882	19,998	1%	2%
Intangible assets (including MSRs)	4,526	4,485	4,428	4,632	4,576	(1%)	1%
Property, plant and equipment, net	24,788	25,157	26,253	27,119	27,818	3%	12%
Other assets, net of allowance	110,009	107,652	103,743	103,522	102,972	(1%)	(6%)
Total assets	$2,380,904	$2,381,064	$2,416,676	$2,455,113	$2,423,675	(1%)	2%

Liabilities
Non-interest-bearing deposits in U.S. offices	$147,214	$135,514	$122,655	$123,969	$109,844	(11%)	(25%)
Interest-bearing deposits in U.S. offices	565,785	570,920	607,470	587,477	590,700	1%	4%
Total U.S. deposits	712,999	706,434	730,125	711,446	700,544	(2%)	(2%)
Non-interest-bearing deposits in offices outside the U.S.	100,266	98,904	95,182	90,404	91,899	2%	(8%)
Interest-bearing deposits in offices outside the U.S.	508,583	501,148	540,647	528,609	527,424	-	4%
Total international deposits	608,849	600,052	635,829	619,013	619,323	-	2%

Total deposits	1,321,848	1,306,486	1,365,954	1,330,459	1,319,867	(1%)	-
Securities loaned and sold under agreements to resell	198,472	203,429	202,444	257,681	260,035	1%	31%
Brokerage payables	96,474	87,841	69,218	76,708	69,433	(9%)	(28%)
Trading account liabilities	180,453	196,479	170,647	185,010	170,664	(8%)	(5%)
Short-term borrowings	40,054	47,368	47,096	40,187	40,430	1%	1%
Long-term debt	257,425	253,068	271,606	279,684	274,510	(2%)	7%
Other liabilities(4)	86,552	87,276	87,873	76,365	79,314	4%	(8%)
Total liabilities	$2,181,278	$2,181,947	$2,214,838	$2,246,094	$2,214,253	(1%)	2%

Equity
Stockholders' equity
Preferred stock	$18,995	$18,995	$18,995	$20,245	$20,245	-	7%
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	108,210	108,347	108,458	108,369	108,579	-	-
Retained earnings	191,261	193,462	194,734	198,353	199,976	1%	5%
Treasury stock, at cost	(73,988)	(73,977)	(73,967)	(73,262)	(74,247)	(1%)	-
Accumulated other comprehensive income (loss) (AOCI)	(45,495)	(48,298)	(47,062)	(45,441)	(45,865)	(1%)	(1%)
Total common equity	$180,019	$179,565	$182,194	$188,050	$188,474	-	5%

Total Citigroup stockholders' equity	$199,014	$198,560	$201,189	$208,295	$208,719	-	5%
Noncontrolling interests	612	557	649	724	703	(3%)	15%
Total equity	199,626	199,117	201,838	209,019	209,422	-	5%
Total liabilities and equity	$2,380,904	$2,381,064	$2,416,676	$2,455,113	$2,423,675	(1%)	2%

(1)	Preliminary.
(2)	Consumer loans include loans managed by PBWM and Legacy Franchises (other than Mexico Small Business and Middle-Market Banking (Mexico SBMM) loans).
(3)	Corporate loans include loans managed by ICG and Legacy Franchises-Mexico SBMM.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 15.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT AND REPORTING UNIT DETAILS

(In millions of dollars)

						2Q23 Increase/		Six	Six	YTD 2023 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2022 Increase/
	2022	2022	2022	2023	2023	1Q23	2Q22	2022	2023	(Decrease)
Net revenues
Institutional Clients Group	$11,419	$9,468	$9,159	$11,233	$10,441	(7%)	(9%)	$22,579	$21,674	(4%)
Personal Banking and Wealth Management	6,029	6,187	6,096	6,448	6,395	(1%)	6%	11,934	12,843	8%
Legacy Franchises	1,935	2,554	2,052	2,852	1,923	(33%)	(1%)	3,866	4,775	24%
Corporate/Other	255	299	699	914	677	(26%)	NM	445	1,591	NM
Total net revenues	$19,638	$18,508	$18,006	$21,447	$19,436	(9%)	(1%)	$38,824	$40,883	5%

Income (loss) from continuing operations
Institutional Clients Group	$3,978	$2,186	$1,916	$3,298	$2,219	(33%)	(44%)	$6,636	$5,517	(17%)
Personal Banking and Wealth Management	553	792	114	489	494	1%	(11%)	2,413	983	(59%)
Legacy Franchises	(15)	316	75	606	(122)	NM	NM	(400)	484	NM
Corporate/Other	273	221	431	259	361	39%	32%	465	620	33%
Income from continuing operations	$4,789	$3,515	$2,536	$4,652	$2,952	(37%)	(38%)	$9,114	$7,604	(17%)

Discontinued operations	$(221)	$(6)	$(2)	$(1)	$(1)	-	100%	(223)	(2)	99%

Net income attributable to noncontrolling interests	21	30	21	45	36	(20%)	71%	38	81	NM

Net income	$4,547	$3,479	$2,513	$4,606	$2,915	(37%)	(36%)	$8,853	$7,521	(15%)

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

	2Q	3Q	4Q	1Q	2Q	2Q23 Increase/ (Decrease) from		Six Months	Six Months	YTD 2023 vs. YTD 2022 Increase/
	2022	2022	2022	2023	2023	1Q23	2Q22	2022	2023	(Decrease)
Commissions and fees	$1,125	$1,082	$1,067	$1,150	$1,126	(2%)	-	2,255	2,276	1%
Administration and other fiduciary fees	732	651	629	654	709	8%	(3%)	1,404	1,363	(3%)
Investment banking fees(1)	990	816	728	834	686	(18%)	(31%)	2,029	1,520	(25%)
Principal transactions	4,358	2,776	2,057	3,709	2,463	(34%)	(43%)	8,800	6,172	(30%)
Other	(306)	(427)	(359)	(142)	(166)	(17%)	46%	(213)	(308)	(45%)
Total non-interest revenue	6,899	4,898	4,122	6,205	4,818	(22%)	(30%)	14,275	11,023	(23%)
Net interest income (including dividends)	4,520	4,570	5,037	5,028	5,623	12%	24%	8,304	10,651	28%
Total revenues, net of interest expense	11,419	9,468	9,159	11,233	10,441	(7%)	(9%)	22,579	21,674	(4%)
Total operating expenses	6,434	6,541	6,601	6,973	7,286	4%	13%	13,157	14,259	8%
Net credit losses on loans	18	-	104	22	73	NM	NM	48	95	98%
Credit reserve build / (release) for loans	(76)	75	(117)	(75)	(150)	(100%)	(97%)	520	(225)	NM
Provision for credit losses on unfunded lending commitments	(169)	(59)	63	(170)	(88)	48%	48%	183	(258)	NM
Provisions for credit losses for HTM debt securities and other assets	25	70	6	151	223	48%	NM	18	374	NM
Provision for credit losses	(202)	86	56	(72)	58	NM	NM	769	(14)	NM
Income from continuing operations before taxes	5,187	2,841	2,502	4,332	3,097	(29%)	(40%)	8,653	7,429	(14%)
Income taxes	1,209	655	586	1,034	878	(15%)	(27%)	2,017	1,912	(5%)
Income from continuing operations	3,978	2,186	1,916	3,298	2,219	(33%)	(44%)	6,636	5,517	(17%)
Noncontrolling interests	17	24	20	40	29	(28%)	71%	35	69	97%
Net income	$3,961	$2,162	$1,896	$3,258	$2,190	(33%)	(45%)	$6,601	$5,448	(17%)
EOP assets (in billions)	$1,700	$1,706	$1,730	$1,769	$1,765	-	4%
Average assets (in billions)	1,698	1,729	1,753	1,774	1,795	1%	6%	1,692	1,785	5%
Efficiency ratio	56%	69%	72%	62%	70%	800 bps	1,400 bps	58%	66%	800 bps

Revenue by reporting unit
Services	$4,050	$4,177	$4,326	$4,467	$4,655	4%	15%	$7,515	$9,122	21%
Markets	5,292	4,068	3,944	5,601	4,619	(18%)	(13%)	11,101	10,220	(8%)
Banking	2,077	1,223	889	1,165	1,167	-	(44%)	3,963	2,332	(41%)
Total revenues, net of interest expense	$11,419	$9,468	$9,159	$11,233	$10,441	(7%)	(9%)	$22,579	$21,674	(4%)

Revenue by region
North America	$4,410	$3,091	$2,444	$3,503	$3,277	(6%)	(26%)	$8,132	$6,780	(17%)
EMEA	3,566	3,099	3,293	4,059	3,461	(15%)	(3%)	7,596	7,520	(1%)
Latin America	1,266	1,202	1,320	1,272	1,527	20%	21%	2,407	2,799	16%
Asia	2,177	2,076	2,102	2,399	2,176	(9%)	-	4,444	4,575	3%
Total revenues, net of interest expense	$11,419	$9,468	$9,159	$11,233	$10,441	(7%)	(9%)	$22,579	$21,674	(4%)

Income (loss) from continuing operations by region
North America	$1,501	$97	$(90)	$575	$127	(78%)	(92%)	$2,090	$702	(66%)
EMEA	1,172	1,003	857	1,380	759	(45%)	(35%)	2,100	2,139	2%
Latin America	544	426	508	501	636	27%	17%	903	1,137	26%
Asia	761	660	641	842	697	(17%)	(8%)	1,543	1,539	-
Income (loss) from continuing operations	$3,978	$2,186	$1,916	$3,298	$2,219	(33%)	(44%)	$6,636	$5,517	(17%)

Average loans by reporting unit (in billions)
Services	$85	$82	$79	$79	$80	1%	(6%)	$82	$80	(2%)
Banking	199	197	194	191	185	(3%)	(7%)	197	188	(5%)
Markets	13	12	12	13	13	-	-	14	13	(7%)
Total	$297	$291	$285	$283	$278	(2%)	(6%)	$293	$281	(4%)

Average deposits by reporting unit and selected component (in billions)
Treasury and trade solutions (TTS)	$672	$664	$694	$704	$688	(2%)	2%	$671	$696	4%
Securities services	137	131	129	125	125	-	(9%)	136	125	(8%)
Services	809	795	823	829	813	(2%)	-	807	821	2%
Markets and Banking	21	22	25	24	24	-	14%	21	24	14%
Total	$830	$817	$848	$853	$837	(2%)	1%	$828	$845	2%

Services Key Drivers (in billions of dollars, except as otherwise noted)
AUC/AUA (in trillions of dollars)	$21.2	$20.9	$22.2	$23.0	$23.6	3%	11%
Cross border transaction value	$79.3	$75.6	$81.1	$83.0	$87.8	6%	11%	$154.9	$170.8	10%
U.S. dollar clearing volume (in millions)	36.7	37.6	38.2	38.3	38.8	1%	6%	72.8	77.1	6%
Commercial card spend volume	$15.0	$15.6	$15.4	$16.0	$17.3	8%	15%	$26.4	33.3	26%

(1)Investment banking fees are substantially composed of underwriting and advisory revenues.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

REPORTING UNIT REVENUES

(In millions of dollars, except as otherwise noted)

						2Q23 Increase/		Six	Six	YTD 2023 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2022 Increase/
	2022	2022	2022	2023	2023	1Q23	2Q22	2022	2023	(Decrease)
Services
Net interest income	$2,354	$2,619	$2,821	$2,839	$2,914	3%	24%	$4,278	$5,753	34%
Non-interest revenue	1,696	1,558	1,505	1,628	1,741	7%	3%	3,237	3,369	4%
Total Services revenues	$4,050	$4,177	$4,326	$4,467	$4,655	4%	15%	$7,515	$9,122	21%

Net interest income	$2,053	$2,231	$2,340	$2,358	$2,425	3%	18%	$3,729	$4,783	28%
Non-interest revenue	1,003	977	946	1,053	1,085	3%	8%	1,934	2,138	11%
Treasury and trade solutions	$3,056	$3,208	$3,286	$3,411	$3,510	3%	15%	$5,663	$6,921	22%

Net interest income	$301	$388	$481	$481	$489	2%	62%	$549	$970	77%
Non-interest revenue	693	581	559	575	656	14%	(5%)	1,303	1,231	(6%)
Securities services	$994	$969	$1,040	$1,056	$1,145	8%	15%	$1,852	$2,201	19%

Markets
Net interest income	$1,355	$1,228	$1,489	$1,470	$1,982	35%	46%	$2,447	$3,452	41%
Non-interest revenue	3,937	2,840	2,455	4,131	2,637	(36%)	(33%)	8,654	6,768	(22%)
Total Markets revenues	$5,292	$4,068	$3,944	$5,601	$4,619	(18%)	(13%)	$11,101	$10,220	(8%)

Fixed income markets	$4,078	$3,122	$3,211	$4,454	$3,529	(21%)	(13%)	$8,367	$7,983	(5%)
Equity markets	1,214	946	733	1,147	1,090	(5%)	(10%)	2,734	2,237	(18%)
Total	$5,292	$4,068	$3,944	$5,601	$4,619	(18%)	(13%)	$11,101	$10,220	(8%)
Rates and currencies	$3,249	$2,492	$2,787	$3,640	$2,844	(22%)	(12%)	$6,463	$6,484	-
Spread products / other fixed income	829	630	424	814	685	(16%)	(17%)	1,904	1,499	(21%)
Total fixed income markets revenues	$4,078	$3,122	$3,211	$4,454	$3,529	(21%)	(13%)	$8,367	$7,983	(5%)

Banking
Net interest income	$811	$723	$727	$719	$727	1%	(10%)	$1,579	$1,446	(8%)
Non-interest revenue	1,266	500	162	446	440	(1%)	(65%)	2,384	886	(63%)
Total Banking revenues, including gain/(loss) on loan hedges	$2,077	$1,223	$889	$1,165	$1,167	-	(44%)	$3,963	$2,332	(41%)
Investment banking
Advisory	$357	$392	$269	$289	$162	(44%)	(55%)	$704	$451	(36%)
Equity underwriting	177	100	149	109	162	49%	(8%)	362	271	(25%)
Debt underwriting	271	139	227	376	288	(23%)	6%	767	664	(13%)
Total investment banking	805	631	645	774	612	(21%)	(24%)	1,833	1,386	(24%)
Corporate lending - excluding gain/(loss) on loan hedges(1)	778	648	544	590	621	5%	(20%)	1,467	1,211	(17%)
Total Banking revenues (ex-gain/(loss) on loan hedges)(1)	$1,583	$1,279	$1,189	$1,364	$1,233	(10%)	(22%)	$3,300	$2,597	(21%)
Gain/(loss) on loan hedges(1)	494	(56)	(300)	(199)	(66)	67%	NM	663	(265)	NM
Total Banking revenues including gain/(loss) on loan hedges(1)	$2,077	$1,223	$889	$1,165	$1,167	-	(44%)	$3,963	$2,332	(41%)

Total ICG revenues, net of interest expense	$11,419	$9,468	$9,159	$11,233	$10,441	(7%)	(9%)	$22,579	$21,674	(4%)
Taxable-equivalent adjustments(2)	116	115	103	122	85	(30%)	(27%)	216	207	(4%)
Total ICG revenues - including taxable-equivalent adjustments(2)	$11,535	$9,583	$9,262	$11,355	$10,526	(7%)	(9%)	$22,795	$21,881	(4%)

(1)	Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.
(2)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

(In millions of dollars, except as otherwise noted)

						2Q23 Increase/		Six	Six	YTD 2023 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2022 Increase/
	2022	2022	2022	2023	2023	1Q23	2Q22	2022	2023	(Decrease)

Net interest income	$5,569	$5,836	$5,866	$5,934	$5,963	-	7%	$10,954	$11,897	9%
Non-interest revenue	460	351	230	514	432	(16%)	(6%)	980	946	(3%)
Total revenues, net of interest expense	6,029	6,187	6,096	6,448	6,395	(1%)	6%	11,934	12,843	8%
Total operating expenses	3,985	4,077	4,307	4,254	4,204	(1%)	5%	7,874	8,458	7%
Net credit losses on loans	699	723	908	1,094	1,241	13%	78%	1,390	2,335	68%
Credit reserve build / (release) for loans	638	360	771	507	333	(34%)	(48%)	(424)	840	NM
Provision for credit losses on unfunded lending commitments	13	19	(19)	(6)	2	NM	(85%)	11	(4)	NM
Provisions for benefits and claims, and other assets	5	7	6	(4)	3	NM	(40%)	2	(1)	NM
Provisions for credit losses and for benefits and claims (PBC)	1,355	1,109	1,666	1,591	1,579	(1%)	17%	979	3,170	NM
Income (loss) from continuing operations before taxes	689	1,001	123	603	612	1%	(11%)	3,081	1,215	(61%)
Income taxes (benefits)	136	209	9	114	118	4%	(13%)	668	232	(65%)
Income (loss) from continuing operations	553	792	114	489	494	1%	(11%)	2,413	983	(59%)
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$553	$792	$114	$489	$494	1%	(11%)	$2,413	$983	(59%)
EOP assets (in billions)	$479	$479	$494	$490	$473	(3%)	(1%)
Average assets (in billions)	474	473	484	495	484	(2%)	2%	474	490	3%
Efficiency ratio	66%	66%	71%	66%	66%	0 bps	0 bps	66%	66%	0 bps

Revenue by reporting unit and component
Branded cards	$2,168	$2,258	$2,376	$2,466	$2,352	(5%)	8%	$4,258	$4,818	13%
Retail services	1,300	1,431	1,420	1,613	1,646	2%	27%	2,599	3,259	25%
Retail banking	656	642	608	613	594	(3%)	(9%)	1,251	1,207	(4%)
U.S. Personal Banking	4,124	4,331	4,404	4,692	4,592	(2%)	11%	8,108	9,284	15%
Private bank	745	649	589	567	605	7%	(19%)	1,524	1,172	(23%)
Wealth at Work	170	182	195	193	224	16%	32%	353	417	18%
Citigold	990	1,025	908	996	974	(2%)	(2%)	1,949	1,970	1%
Global Wealth Management	1,905	1,856	1,692	1,756	1,803	3%	(5%)	3,826	3,559	(7%)
Total	$6,029	$6,187	$6,096	$6,448	$6,395	(1%)	6%	$11,934	$12,843	8%

Average loans by reporting unit (in billions)
U.S. Personal Banking	$167	$174	$180	$183	$189	3%	13%	$164	$186	13%
Global Wealth Management	150	151	150	150	150	-	-	151	150	(1%)
Total	$317	$325	$330	$333	$339	2%	7%	$315	$336	7%

Average deposits by reporting unit (in billions)
U.S. Personal Banking	$116	$115	$111	$111	$113	2%	(3%)	$117	$112	(4%)
Global Wealth Management	319	313	320	323	318	(2%)	-	324	321	(1%)
Total	$435	$428	$431	$434	$431	(1%)	(1%)	$441	$433	(2%)

NM Not meaningful.

Reclassified to conform to the current period's presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

Metrics

						2Q23 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2022	2022	2022	2023	2023	1Q23	2Q22

U.S. Personal Banking Key Indicators (in billions of dollars, except as otherwise noted)

New account acquisitions (in thousands)
Branded cards	1,069	1,090	1,023	1,164	1,131	(3%)	6%
Retail services	2,634	2,339	2,806	1,976	2,393	21%	(9%)
Credit card spend volume
Branded cards	$121.8	$120.7	$125.3	$115.9	$126.8	9%	4%
Retail services	26.1	24.5	27.1	20.8	24.8	19%	(5%)
Average loans(1)
Branded cards	$87.9	$91.8	$95.4	$96.8	$99.8	3%	14%
Retail services	44.8	46.1	48.0	48.8	49.0	-	9%
EOP loans(1)
Branded cards	$91.6	$93.7	$100.2	$97.1	$103.0	6%	12%
Retail services	45.8	46.7	50.5	48.4	50.0	3%	9%
NII as a % of average loans(2)
Branded cards	8.86%	8.98%	8.97%	9.34%	8.99%
Retail services	17.32%	17.45%	16.92%	17.57%	17.45%
NCLs as a % of average loans
Branded cards	1.50%	1.50%	1.68%	2.18%	2.47%
Retail services	2.60%	2.71%	3.30%	4.08%	4.46%
Loans 90+ days past due as a % of EOP loans
Branded cards	0.46%	0.51%	0.63%	0.78%	0.81%
Retail services	1.16%	1.35%	1.56%	1.76%	1.77%
Loans 30-89 days past due as a % of EOP loans
Branded cards	0.47%	0.59%	0.69%	0.76%	0.81%
Retail services	1.27%	1.53%	1.62%	1.66%	1.81%

Average deposits	$116	$115	$111	$111	$113	2%	(3%)
Branches (actual)	658	653	654	653	653	-	(1%)
Mortgage originations	$4.1	$4.2	$2.7	$3.3	$4.5	36%	10%

Global Wealth Management Key Indicators (in billions of dollars)
Client assets	$730	$708	$746	$759	$764	1%	5%
Average loans	150	151	150	150	150	-	-
Average deposits	319	313	320	323	318	(2%)	-
U.S. mortgage originations	5.3	4.4	2.5	1.8	2.9	61%	(45%)

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Net interest income includes certain fees that are recorded as interest revenue.

Reclassified to conform to the current period’s presentation.

LEGACY FRANCHISES(1)
(In millions of dollars, except as otherwise noted)

						2Q23 Increase/		Six	Six	YTD 2023 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2022 Increase/
	2022	2022	2022	2023	2023	1Q23	2Q22	2022	2023	(Decrease)

Net interest income	$1,474	$1,385	$1,324	$1,290	$1,345	4%	(9%)	$2,982	$2,635	(12%)
Non-interest revenue(2)(3)	461	1,169	728	1,562	578	(63%)	25%	884	2,140	NM
Total revenues, net of interest expense	1,935	2,554	2,052	2,852	1,923	(33%)	(1%)	3,866	4,775	24%
Total operating expenses	1,814	1,845	1,830	1,752	1,778	1%	(2%)	4,107	3,530	(14%)
Net credit losses on loans	133	164	168	186	190	2%	43%	284	376	32%
Credit reserve build / (release) for loans	(28)	6	(61)	3	74	NM	NM	(174)	77	NM
Provision for credit losses on unfunded lending commitments	(3)	(31)	3	(18)	(10)	44%	NM	121	(28)	NM
Provisions for benefits and claims, HTM debt securities and other assets	19	28	13	174	46	(74%)	NM	50	220	NM
Provisions for credit losses and for benefits and claims (PBC)	121	167	123	345	300	(13%)	NM	281	645	NM
Income (loss) from continuing operations before taxes	-	542	99	755	(155)	NM	NM	(522)	600	NM
Income taxes (benefits)	15	226	24	149	(33)	NM	NM	(122)	116	NM
Income (loss) from continuing operations	(15)	316	75	606	(122)	NM	NM	(400)	484	NM
Noncontrolling interests	2	-	3	2	3	50%	50%	-	5	NM
Net income (loss)	$(17)	$316	$72	$604	$(125)	NM	NM	$(400)	$479	NM
EOP assets (in billions)	$108	$100	$97	$94	$92	(2%)	(15%)
Average assets (in billions)	115	103	99	97	92	(5%)	(20%)	120	95	(21%)
Efficiency ratio	94%	72%	89%	61%	92%	3,100 bps	(200) bps	106%	74%	-3200 bps

Revenue by reporting unit and component
Asia Consumer	$880	$1,372	$772	$1,509	$454	(70%)	(48%)	$1,667	$1,963	18%
Mexico Consumer/SBMM	1,184	1,173	1,255	1,322	1,449	10%	22%	2,323	2,771	19%
Legacy Holdings Assets	(129)	9	25	21	20	(5%)	NM	(124)	41	NM
Total	$1,935	$2,554	$2,052	$2,852	$1,923	(33%)	(1%)	$3,866	$4,775	24%

Asia Consumer - Key Indicators (in billions of dollars)
EOP loans	$17.3	$13.4	$13.3	$10.0	$9.1	(9%)	(47%)
EOP deposits	17.2	14.6	14.5	14.4	12.2	(15%)	(29%)
Average loans	18.2	15.2	13.2	12.1	9.5	(21%)	(48%)
NCLs as a % of average loans	0.77%	1.02%	1.23%	1.47%	1.73%
Loans 90+ days past due as a % of EOP loans	0.29%	0.35%	0.37%	0.55%	0.55%
Loans 30-89 days past due as a % of EOP loans	0.40%	0.47%	0.53%	0.65%	0.66%

Mexico Consumer/SBMM - Key Indicators (in billions of dollars)
EOP loans	$20.6	$20.7	$21.9	$24.0	$26.0	8%	26%
EOP deposits	35.5	35.8	36.5	38.3	40.8	7%	15%
Average loans	20.5	20.4	21.3	22.8	24.7	8%	20%
NCLs as a % of average loans	2.15%	2.64%	2.48%	2.63%	2.52%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.29%	1.26%	1.28%	1.24%	1.37%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.18%	1.23%	1.26%	1.26%	1.28%

Legacy Holdings Assets - Key Indicators (in billions of dollars)
EOP loans	$3.2	$3.2	$3.0	$2.8	$2.7	(4%)	(16%)

(1)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia and EMEA that Citi intends to exit or has exited (Asia Consumer); the consumer, small business and middle-market banking (Mexico SBMM) operations in Mexico (collectively Mexico Consumer/SBMM); and Legacy Holdings Assets (primarily North America consumer mortgage loans and other legacy assets).

(2)	See footnote 1 on page 1.
(3)	See footnote 2 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CORPORATE / OTHER(1)

(In millions of dollars, except as otherwise noted)

						2Q23 Increase/		Six	Six	YTD 2023 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2022 Increase/
	2022	2022	2022	2023	2023	1Q23	2Q22	2022	2023	(Decrease)

Net interest income	$401	$772	$1,043	$1,096	$969	(12%)	NM	$595	$2,065	NM
Non-interest revenue	(146)	(473)	(344)	(182)	(292)	(60%)	(100%)	(150)	(474)	NM
Total revenues, net of interest expense	255	299	699	914	677	(26%)	NM	445	1,591	NM
Total operating expenses	160	286	247	310	302	(3%)	89%	420	612	46%
Provisions for HTM debt securities and other assets	-	3	-	111	(113)	NM	NM	-	(2)	NM
Income (loss) from continuing operations before taxes	95	10	452	493	488	(1%)	NM	25	981	NM
Income taxes (benefits)	(178)	(211)	21	234	127	(46%)	NM	(440)	361	NM
Income (loss) from continuing operations	273	221	431	259	361	39%	32%	465	620	33%
Income (loss) from discontinued operations, net of taxes(2)	(221)	(6)	(2)	(1)	(1)	-	100%	(223)	(2)	99%
Noncontrolling interests	2	6	(2)	3	4	33%	100%	3	7	NM
Net income (loss)	$50	$209	$431	$255	$356	40%	NM	$239	$611	NM
EOP assets (in billions)	$94	$96	$96	$102	$94	(8%)	-

(1)	Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.
(2)	See footnote 3 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)

In millions of dollars, except as otherwise noted	2Q22	1Q23	2Q23(5)	2Q22	1Q23	2Q23(5)	2Q22		1Q23		2Q23(5)
Assets
Deposits with banks	$227,377	$328,141	$310,047	$658	$3,031	$3,049	1.16%		3.75%		3.94%
Securities borrowed and purchased under resale agreements(6)	349,520	368,049	365,704	805	5,174	6,254	0.92%		5.70%		6.86%
Trading account assets(7)	275,937	298,824	329,229	1,662	2,748	3,752	2.42%		3.73%		4.57%
Investments	519,582	516,524	507,949	2,387	4,159	4,456	1.84%		3.27%		3.52%

Consumer loans	352,531	363,669	367,852	6,601	8,624	8,962	7.51%		9.62%		9.77%
Corporate loans	304,956	290,068	285,739	2,917	4,687	5,102	3.84%		6.55%		7.16%
Total loans (net of unearned income)(8)	657,487	653,737	653,591	9,518	13,311	14,064	5.81%		8.26%		8.63%
Other interest-earning assets	121,629	87,758	85,083	644	1,016	1,085	2.12%		4.70%		5.11%
Total average interest-earning assets	$2,151,532	$2,253,033	$2,251,603	$15,674	$29,439	$32,660	2.92%		5.30%		5.82%

Liabilities
Deposits	$1,068,002	$1,147,176	$1,132,211	$1,420	$7,708	$8,727	0.53%		2.72%		3.09%
Securities loaned and sold under repurchase agreements(6)	208,399	223,708	262,147	655	3,566	4,953	1.26%		6.46%		7.58%
Trading account liabilities(7)	124,810	129,361	128,354	137	787	870	0.44%		2.47%		2.72%
Short-term borrowings and other interest-bearing liabilities	154,239	144,022	126,734	268	1,649	1,777	0.70%		4.64%		5.62%
Long-term debt(9)	168,724	170,533	162,327	1,186	2,337	2,420	2.82%		5.56%		5.98%
Total average interest-bearing liabilities	$1,726,174	$1,814,800	$1,811,773	$3,666	$16,047	$18,747	0.85%		3.59%		4.15%

Net interest income as a % of average interest-earning assets (NIM)(9)				$12,008	$13,392	$13,913	2.24%		2.41%		2.48%

2Q23 increase (decrease) from:							24	bps	7	bps

(1)	Interest revenue and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $44 million for 2Q22, $44 million for 1Q23 and $13 million for 2Q23.
(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	2Q23 is preliminary.
(6)	Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).
(7)	Interest expense on Trading account liabilities of ICG is reported as a reduction of Interest revenue. Interest revenue and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.
(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

						2Q23 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2022	2022	2022	2023	2023	1Q23	2Q22

Corporate loans by region
North America	$129.9	$125.9	$127.8	$125.1	$121.7	(3%)	(6%)
EMEA	76.8	71.6	71.0	70.0	70.9	1%	(8%)
Latin America	36.2	35.4	36.2	38.6	38.9	1%	7%
Asia	58.8	55.5	54.2	54.6	54.5	-	(7%)
Total corporate loans	$301.7	$288.4	$289.2	$288.3	$286.0	(1%)	(5%)

Corporate loans by reporting unit
Services	$85.9	$80.4	$76.6	$80.1	$83.5	4%	(3%)
Markets	12.6	11.7	13.6	13.5	14.0	4%	11%
Banking	196.1	189.3	191.9	187.0	180.3	(4%)	(8%)
Legacy Franchises - Mexico SBMM	7.1	7.0	7.1	7.7	8.2	6%	15%
Total corporate loans	$301.7	$288.4	$289.2	$288.3	$286.0	(1%)	(5%)

Personal Banking and Wealth Management
Branded cards	$91.6	$93.7	$100.2	$97.1	$103.0	6%	12%
Retail services	45.8	46.7	50.5	48.4	50.0	3%	9%
Retail banking	35.4	35.8	37.1	39.2	41.5	6%	17%
U.S. Personal Banking	$172.8	$176.2	$187.8	$184.7	$194.5	5%	13%
Global Wealth Management	148.8	151.1	149.2	149.9	150.5	-	1%
Total	$321.6	$327.3	$337.0	$334.6	$345.0	3%	7%

Legacy Franchises - Consumer
Asia Consumer(3)	$17.3	$13.4	$13.3	$10.0	$9.1	(9%)	(47%)
Mexico Consumer	13.5	13.7	14.8	16.3	17.8	9%	32%
Legacy Holdings Assets	3.2	3.2	3.0	2.8	2.7	(4%)	(16%)
Total	$34.0	$30.3	$31.1	$29.1	$29.6	2%	(13%)

Total consumer loans	$355.6	$357.6	$368.1	$363.7	$374.6	3%	5%

Total loans - EOP	$657.3	$646.0	$657.2	$652.0	$660.6	1%	1%

Total loans – average	$657.5	$654.7	$652.5	$653.7	$653.6	-	(1%)

(1)	Corporate loans include loans managed by ICG and Legacy Franchises-Mexico SBMM.
(2)	Consumer loans include loans managed by PBWM and Legacy Franchises (other than Mexico Small Business and Middle-Market Banking (Mexico SBMM) loans).
(3)	Asia Consumer includes loans of certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

DEPOSITS

(In billions of dollars)

						2Q23 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2022	2022	2022	2023	2023	1Q23	2Q22
ICG by region
North America	$404.3	$391.0	$405.5	$394.7	$393.2	-	(3%)
EMEA	210.7	197.7	215.6	208.8	206.6	(1%)	(2%)
Latin America	37.7	35.5	40.9	41.8	41.9	-	11%
Asia	176.0	172.7	183.4	174.1	176.5	1%	-
Total	$828.7	$796.9	$845.4	$819.4	$818.2	-	(1%)

ICG by reporting unit
Treasury and trade solutions	$670.3	$647.1	$701.3	$670.9	$671.4	-	-
Securities services	136.3	127.8	119.8	124.2	124.4	-	(9%)
Services	$806.6	$774.9	$821.1	$795.1	$795.8	-	(1%)
Markets	20.9	20.5	22.6	23.0	21.5	(7%)	3%
Banking	1.2	1.5	1.7	1.3	0.9	(31%)	(25%)
Total	$828.7	$796.9	$845.4	$819.4	$818.2	-	(1%)

Personal Banking and Wealth Management
U.S. Personal Banking	$115.7	$115.2	$112.5	$114.7	$112.3	(2%)	(3%)
Global Wealth Management	311.9	312.1	325.3	322.2	314.5	(2%)	1%
Total	$427.6	$427.3	$437.8	$436.9	$426.8	(2%)	-

Legacy Franchises
Asia Consumer(1)	$17.2	$14.6	$14.5	$14.4	$12.2	(15%)	(29%)
Mexico Consumer/SBMM	35.5	35.8	36.5	38.3	40.8	7%	15%
Legacy Holdings Assets	-	-	-	-	-	-	-
Total	$52.7	$50.4	$51.0	$52.7	$53.0	1%	1%

Corporate/Other	$12.8	$31.9	$31.8	$21.5	21.9	2%	71%

Total deposits - EOP	$1,321.8	$1,306.5	$1,366.0	$1,330.5	$1,319.9	(1%)	-

Total deposits - average	$1,322.5	$1,315.9	$1,361.1	$1,363.2	$1,338.2	(2%)	1%

(1)	Asia Consumer includes deposits of certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

														ACLL/EOP
	Balance	Builds (releases)					FY 2022	Balance	Builds (Releases)			YTD 2023	Balance	Loans
	12/31/21	1Q22	2Q22	3Q22	4Q22	FY 2022	FX/Other	12/31/22	1Q23	2Q23	YTD 2023	FX/Other(1)	6/30/23	6/30/23
Allowance for credit losses on loans (ACLL)
ICG	$2,241	$596	$(76)	$75	$(117)	$478	$(4)	$2,715	$(75)	$(150)	$(225)	$-	$2,490
Legacy Franchises corporate (Mexico SBMM)	174	5	(3)	(34)	(7)	(39)	5	140	(10)	(2)	(12)	12	140
Total corporate ACLL	$2,415	$601	$(79)	$41	$(124)	$439	$1	$2,855	$(85)	$(152)	$(237)	$12	$2,630	0.94%
U.S. Cards	$10,840	$(1,009)	$447	$303	$814	$555	$(2)	$11,393	$536	$276	$812	$(174)	$12,031	7.86%
Retail banking and Global Wealth Management	1,181	(53)	191	57	(43)	152	(3)	1,330	(29)	57	28	(59)	1,299
Total PBWM	$12,021	$(1,062)	$638	$360	$771	$707	$(5)	$12,723	$507	$333	$840	$(233)	$13,330
Legacy Franchises consumer	2,019	(151)	(25)	40	(54)	(190)	(433)	1,396	13	76	89	51	1,536
Total consumer ACLL	$14,040	$(1,213)	$613	$400	$717	$517	$(438)	$14,119	$520	$409	$929	$(182)	$14,866	3.97%
Total ACLL	$16,455	$(612)	$534	$441	$593	$956	$(437)	$16,974	$435	$257	$692	$(170)	$17,496	2.67%
Allowance for credit losses on unfunded lending commitments (ACLUC)	$1,871	$474	$(159)	$(71)	$47	$291	$(11)	$2,151	$(194)	$(96)	$(290)	$1	$1,862
Total ACLL and ACLUC (EOP)	18,326							19,125					19,358
Other(2)	148	(6)	27	83	5	109	(14)	243	408	145	553	(38)	758
Total allowance for credit losses (ACL)	$18,474	$(144)	$402	$453	$645	$1,356	$(462)	$19,368	$649	$306	$955	$(207)	$20,116

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02 Financial Instruments - Credit Losses (Topic 326) TDRs and Vintage Disclosures. See page 15.
(2)	Includes ACL on HTM securities and Other assets.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

(In millions of dollars)

						2Q23 Increase/		Six	Six	YTD 2023 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2022 Increase/
	2022	2022	2022	2023	2023	1Q23	2Q22	2022	2023	(Decrease)
Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$15,393	$15,952	$16,309	$16,974	$17,169	1%	12%	$16,455	$16,974
Adjustment to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	-	-	-	(352)	-			-	(352)
Adjusted ACLL at beginning of period	15,393	15,952	16,309	16,622	17,169	3%	12%	16,455	16,622	1%
Gross credit (losses) on loans	(1,212)	(1,237)	(1,467)	(1,634)	(1,879)	(15%)	(55%)	(2,452)	(3,513)	(43%)
Gross recoveries on loans	362	350	287	332	375	13%	4%	730	707	(3%)
Net credit (losses) / recoveries on loans (NCLs)	(850)	(887)	(1,180)	(1,302)	(1,504)	16%	77%	(1,722)	(2,806)	63%
Replenishment of NCLs	850	887	1,180	1,302	1,504	16%	77%	1,722	2,806	63%
Net reserve builds / (releases) for loans	534	441	593	435	257	(41%)	(52%)	(78)	692	NM
Provision for credit losses on loans (PCLL)	1,384	1,328	1,773	1,737	1,761	1%	27%	1,644	3,498	NM
Other, net(2)(3)(4)(5)(6)(7)	25	(84)	72	112	70	(38%)	NM	(425)	182
ACLL at end of period (a)	$15,952	$16,309	$16,974	$17,169	$17,496	2%	10%	$15,952	$17,496

Allowance for credit losses on unfunded lending commitments (ACLUC)(8) (a)	$2,193	$2,089	$2,151	$1,959	$1,862	(5%)	(15%)	$2,193	$1,862

Provision (release) for credit losses on unfunded lending commitments	$(159)	$(71)	$47	$(194)	$(96)	51%	40%	$315	$(290)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$18,145	$18,398	$19,125	$19,128	$19,358	1%	7%	$18,145	$19,358

Total ACLL as a percentage of total loans(9)	2.44%	2.54%	2.60%	2.65%	2.67%

Consumer
ACLL at beginning of period	$12,368	$12,983	$13,361	$14,119	$14,389	2%	16%	$14,040	$14,119
Adjustments to opening balance
Financial instruments—TDRs and Vintage Disclosures(1)	-	-	-	(352)	-			-	(352)
Adjusted ACLL at beginning of period	12,368	12,983	13,361	13,767	14,389	5%	16%	14,040	13,767	(2%)

NCLs	(827)	(881)	(1,062)	(1,280)	(1,429)	12%	73%	(1,668)	(2,709)	62%
Replenishment of NCLs	827	881	1,062	1,280	1,429	12%	73%	1,668	2,709	62%
Net reserve builds/ (releases) for loans	613	400	717	520	409	(21%)	(33%)	(600)	929	NM
Provision for credit losses on loans (PCLL)	1,440	1,281	1,779	1,800	1,838	2%	28%	1,068	3,638	NM
Other, net(2)(3)(4)(5)(6)(7)	2	(22)	41	102	68	(33%)	NM	(457)	170	NM
ACLL at end of period (b)	$12,983	$13,361	$14,119	$14,389	$14,866	3%	15%	$12,983	$14,866

Consumer ACLUC(8) (b)	$165	$143	$120	$101	$88	(13%)	(47%)	$165	$88

Provision (release) for credit losses on unfunded lending commitments	$19	$(8)	$(20)	$(17)	$(4)	76%	NM	$128	$(21)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$13,148	$13,504	$14,239	$14,490	$14,954	3%	14%	$13,148	$14,954

Consumer ACLL as a percentage of total consumer loans	3.65%	3.74%	3.84%	3.96%	3.97%

Corporate
ACLL at beginning of period	$3,025	$2,969	$2,948	$2,855	$2,780	(3%)	(8%)	$2,415	$2,855

NCLs	(23)	(6)	(118)	(22)	(75)	NM	NM	(54)	(97)	80%
Replenishment of NCLs	23	6	118	22	75	NM	NM	54	97	80%
Net reserve builds / (releases) for loans	(79)	41	(124)	(85)	(152)	(79%)	(92%)	522	(237)	NM
Provision for credit losses on loans (PCLL)	(56)	47	(6)	(63)	(77)	(22%)	(38%)	576	(140)	NM
Other, net(2)	23	(62)	31	10	2	(80%)	(91%)	32	12
ACLL at end of period (c)	$2,969	$2,948	$2,855	$2,780	$2,630	(5%)	(11%)	$2,969	$2,630

Corporate ACLUC(8) (c)	$2,028	$1,946	$2,031	$1,858	$1,774	(5%)	(13%)	$2,028	$1,774

Provision (release) for credit losses on unfunded lending commitments	$(178)	$(63)	$67	$(177)	$(92)	48%	48%	$187	$(269)

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,997	$4,894	$4,886	$4,638	$4,404	(5%)	(12%)	$4,997	$4,404

Corporate ACLL as a percentage of total corporate loans(9)	1.00%	1.04%	1.01%	0.98%	0.94%

Footnotes to this table are on the following page (page 16).

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

The following footnotes relate to the table on the preceding page (page 15):

(1)	Includes the January 1, 2023 opening adjustment related to the adoption of ASU No. 2022-02 Financial Instruments - Credit Losses (Topic 326) TDRs and Vintage Disclosures.
(2)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.
(3)	2Q22 primarily relates to FX translation.
(4)	3Q22 primarily relates to FX translation.
(5)	4Q22 primarily relates to FX translation.
(6)	1Q23 primarily relates to FX translation.
(7)	2Q23 primarily relates to FX translation.
(8)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(9)	June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023 and June 30, 2023 exclude $4.5 billion, $3.9 billion, $5.4 billion, $5.1 billion and $5.8 billion, respectively, of loans that are carried at fair value.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						2Q23 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2022	2022	2022	2023	2023	1Q23	2Q22

Corporate non-accrual loans by region(1)
North America	$304	$276	$138	$285	$358	26%	18%
EMEA	712	598	502	383	350	(9)%	(51%)
Latin America	563	555	429	462	428	(7%)	(24%)
Asia	76	56	53	83	125	51%	64%
Total	$1,655	$1,485	$1,122	$1,213	$1,261	4%	(24%)

Corporate non-accrual loans by reporting unit(1)
Banking	$1,015	$1,085	$767	$868	$931	7%	(8%)
Services	353	185	153	133	123	(8%)	(65%)
Markets	11	-	3	3	1	(67%)	(91%)
Mexico SBMM	276	215	199	209	206	(1%)	(25%)
Total	$1,655	$1,485	$1,122	$1,213	$1,261	4%	(24%)

Consumer non-accrual loans(1)
U.S. Personal Banking and Global Wealth Management	$536	$585	$541	$608	$536	(12%)	-
Asia Consumer(2)	34	30	30	29	24	(17%)	(29%)
Mexico Consumer	493	486	457	480	498	4%	1%
Legacy Holdings Assets - Consumer	317	300	289	278	263	(5%)	(17%)
Total	$1,380	$1,401	$1,317	$1,395	$1,321	(5%)	(4%)

Total non-accrual loans (NAL)	$3,035	$2,886	$2,439	$2,608	$2,582	(1%)	(15%)

Other real estate owned (OREO)(3)	$13	$16	$15	$21	$31	48%	NM

NAL as a percentage of total loans	0.46%	0.45%	0.37%	0.40%	0.39%

ACLL as a percentage of NAL	526%	565%	696%	658%	678%

(1)	Corporate loans are placed on non-accrual status based upon a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.
(2)	Asia Consumer includes balances for certain EMEA countries for all periods presented.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM   Not meaningful.

Reclassified to conform to the current period's presentation.

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE

PER SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	June 30,	September 30,	December 31,	March 31,	June 30,
Common Equity Tier 1 Capital Ratio and Components (1)	2022	2022	2022	2023	2023(2)

Citigroup common stockholders' equity (3)	$180,150	$179,696	$182,325	$188,186	$188,610
Add: qualifying noncontrolling interests	129	113	128	207	209
Regulatory capital adjustments and deductions:
Add:
CECL transition provision (4)	2,271	2,271	2,271	1,514	1,514
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(2,106)	(2,869)	(2,522)	(2,161)	(1,990)
Cumulative unrealized net gain (loss) related to changes in fair value of financial
liabilities attributable to own creditworthiness, net of tax	2,145	3,211	1,441	1,037	307
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	19,504	18,796	19,007	18,844	18,933
Identifiable intangible assets other than mortgage servicing rights
(MSRs), net of related DTLs	3,599	3,492	3,411	3,607	3,531
Defined benefit pension plan net assets; other	2,038	1,932	1,935	1,999	2,046
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit
and general business credit carry-forwards(7)	11,679	11,690	12,197	11,783	11,461
Excess over 10% / 15% limitations for other DTAs, certain
common stock investments and MSRs(7)(8)	798	1,261	325	1,045	1,831
Common Equity Tier 1 Capital (CET1)	$144,893	$144,567	$148,930	$153,753	$154,214
Risk-Weighted Assets (RWA)(4)	$1,212,386	$1,176,749	$1,142,985	$1,144,359	$1,155,949
Common Equity Tier 1 Capital ratio (CET1/RWA)	11.95%	12.29%	13.03%	13.44%	13.3%

Supplementary Leverage Ratio and Components
Common Equity Tier 1 Capital (CET1)(4)	$144,893	$144,567	$148,930	$153,753	$154,214
Additional Tier 1 Capital (AT1)(6)	20,266	20,263	20,215	21,496	21,500
Total Tier 1 Capital (T1C) (CET1 + AT1)	$165,159	$164,830	$169,145	$175,249	$175,714
Total Leverage Exposure (TLE)(4)	$2,918,273	$2,888,535	$2,906,773	$2,939,744	$2,942,736
Supplementary Leverage ratio (T1C/TLE)	5.66%	5.71%	5.82%	5.96%	6.0%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders' equity	$180,019	$179,565	$182,194	$188,050	$188,474
Less:
Goodwill	19,597	19,326	19,691	19,882	19,998
Intangible assets (other than MSRs)	3,926	3,838	3,763	3,974	3,895
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	1,081	794	589	246	246
Tangible common equity (TCE)	$155,415	$155,607	$158,151	$163,948	$164,335
Common shares outstanding (CSO)	1,936.7	1,936.9	1,937.0	1,946.8	1,925.7
Book value per share (common equity/CSO)	$92.95	$92.71	$94.06	$96.59	$97.87
Tangible book value per share (TCE/CSO)	$80.25	$80.34	$81.65	$84.21	$85.34

(1)See footnote 5 on page 1.

(2)2Q23 is preliminary.

(3)Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(4)See footnote 6 on page 1.

(5)Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(6)Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

(7)

Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit and general business credit tax carry-forwards and DTAs arising from timing differences (future deductions) that are deducted from CET1 capital exceeding the 10% limitation.

(8)Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

Reclassified to conform to the current period's presentation.